UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 8, 2008

UNIFIRST CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-8504	04-2103460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road, Wilmington, Massachusetts 01887

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (978) 658-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2008, the Board of Directors (the “Board”) of UniFirst Corporation (the “Company”) approved and adopted an amendment (the “Amendment”) to the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan (the “SERP”) in which the Company’s named executive officers participate. The Amendment modifies the calculation of the primary social security benefit offset used to determine a participant’s benefit under the SERP.

The Amendment does not change the plan benefit of a participant with at least 30 years of credited service. For participants who retire on or after January 1, 2008 with less than 30 years of credited service, the Amendment provides for a slightly greater plan benefit than under the original SERP because the primary social security benefit offset will be less than 100%. The Amendment has no effect on participants who retired prior to January 1, 2008.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 8, 2008, the Board of Directors of the Company approved amendments to Article IV, Sections 1 and 2 of the Company's By-Laws to allow for the issuance and transfer of uncertificated shares of the Company. The purpose of these amendments is to ensure that the Company is eligible to participate in a Direct Registration System as required by Section 501 of the New York Stock Exchange Listed Company Manual.

The full text of the amendments to Article IV, Sections 1 and 2 are included in the Company’s amended By-laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

3.1*	By-laws of UniFirst Corporation

10.1*	Amendment to the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan dated as of January 8, 2008.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIFIRST CORPORATION

Date: January 9, 2008	By:	/s/ Ronald D. Croatti
	Name:	Ronald D. Croatti
	Title:	President and Chief Executive Officer

	By:	/s/ John B. Bartlett
	Name:	John B. Bartlett
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

3.1*	By-laws of UniFirst Corporation

10.1*	Amendment to the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan dated as of January 8, 2008.

* Filed herewith